SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50469

Date of Report: May 1, 2015

GREENSHIFT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	59-3764931
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

5950 Shiloh Road East Suite N, Alpharetta, GA	30005
(Address of principal executive offices)	(Zip Code)

770) 886-2734
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On May 1, 2015 Viridis Capital, LLC, by agreement with the GreenShift Board of Directors, exchanged one billion (1,000,000,000) restricted shares of GreenShift common stock for 7,161 shares of Series D Preferred Stock. Kevin Kreisler, the sole director and CEO of GreenShift Corporation, is the managing member of Viridis Capital, LLC.  Viridis Capital, LLC acquired the one billion shares in December 2014 by converting 7,161 shares of Series D Preferred Stock.

Upon cancellation of the one billion common shares, there were 1,465,230,570 shares of common stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2015	GREENSHIFT CORPORATION

By: /s/ Kevin Kreisler
Kevin Kreisler
Chief Executive Officer